Long-Term Contracts	12 Months Ended
Dec. 31, 2010
Long-Term Contracts [Abstract]
Long-Term Contracts
(5)	Long-Term Contracts
In January 2010, Wild Well acquired 100% ownership of Shell Offshore Inc.’s Gulf of Mexico Bullwinkle platform and its related assets, and assumed the decommissioning obligations of such assets. In connection with the conveyance of an undivided 49% interest in these assets and the related well plugging and abandonment obligations, Dynamic Offshore will pay Wild Well to extinguish its portion of the well plugging and abandonment obligations, limited to the current fair value of the obligation at the time of acquisition. As part of the asset purchase agreement with Shell Offshore Inc., Wild Well was required to obtain a $50 million performance bond as well as fund $50 million into an escrow account. This escrow account will be funded $3.0 million monthly through May 2011, with a final payment of $2.0 million in June 2011. Dynamic Offshore will fund a portion of this amount as part of its payment obligation for the well plugging and abandonment. Included in intangible and other long-term assets, net is escrowed cash of $33.0 million as of December 31, 2010. Included in other long-term liabilities is deferred revenue of $16.2 million as of December 31, 2010.
In connection with the sale of 75% of its interest in SPN Resources, the Company retained preferential rights on certain service work and entered into a turnkey contract to perform well abandonment and decommissioning work associated with oil and gas properties owned and operated by SPN Resources. This contract covers only routine end of life well abandonment and pipeline and platform decommissioning for properties owned and operated by SPN Resources at the date of closing and has a remaining fixed price of approximately $134.8 million and $141.1 million as of December 31, 2010 and 2009, respectively. The turnkey contract consists of numerous, separate billable jobs estimated to be performed through 2022. Each job is short-term in duration and will be individually recorded on the percentage-of-completion method utilizing costs incurred as a percentage of total estimated costs.
In December 2007, Wild Well entered into contractual arrangements pursuant to which it is decommissioning seven downed oil and gas platforms and related wells located offshore in the Gulf of Mexico for a fixed sum of $750 million, which is payable in installments upon the completion of specified portions of work. The contract contains certain covenants primarily related to Wild Well’s performance of the work. As of December 31, 2010, all work on this project was complete, pending certain regulatory approvals. The revenue related to the contract for decommissioning these downed platforms and wells is recorded on the percentage-of-completion method utilizing costs incurred as a percentage of total estimated costs. Included in other current assets at December 31, 2010 and 2009 is approximately $144.5 million and $209.5 million, respectively, of costs and estimated earnings in excess of billings related to this contract.